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                          [MEADEN & MOORE LETTERHEAD]


                                                                      Exhibit 23


Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Form S-8 Registration Statement No. 33-57477.

/s/ Meaden & Moore, Ltd.

Meaden & Moore, Ltd.
December 13, 2002




                          [MEADEN & MOORE, LTD. LOGO]

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